                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                       EXCHANGE ACT OF 1934, AS AMENDED.

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Oncormed, Inc.
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                (Name of Registrant as Specified in Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials:

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                 ONCORMED, INC.

                               205 Perry Parkway
                          Gaithersburg, Maryland 20877

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 23, 1998

     The Annual Meeting of Stockholders of Oncormed, Inc. (the "Company") will be held at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814, telephone number (301) 897-9400 on June 23, 1998, at 9:00 a.m. (eastern standard time) for the following purposes:

          (1) To elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified;

          (2) To ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors of the Company for fiscal year ending December 31, 1998;

          (3) To approve an amendment to the Restated 1993 Stock Option Plan to effect an increase to the number of shares of Common Stock of the Company available for issuance by 250,000 shares, and to make such other changes as described within; and

          (4) To transact such other business as may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on April 29, 1998 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at the corporate headquarters at the address above.

     Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

                                          By Order of the Board of Directors

                                          /s/ L. ROBERT JOHNSTON, JR.
                                          -------------------------------
                                          L. Robert Johnston, Jr.
                                          Secretary

May 12, 1998

--------------------------------------------------------------------------------

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY

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

                                 ONCORMED, INC.

                                PROXY STATEMENT

                                  MAY 12, 1998

     This Proxy Statement is furnished to stockholders of record of Oncormed, Inc. (the "Company") as of April 29, 1998 in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or "Board") for use at the Annual Meeting of Stockholders to be held on June 23, 1998 (the "Annual Meeting").

     Shares cannot be voted at the meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted (i) "FOR" the election of the named nominees, (ii) "FOR" the ratification of Arthur Andersen LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 31, 1998, and (iii) "FOR" the approval of the amendment to the 1993 Restated Stock Option Plan (the "Plan"), and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

     The Annual Report of the Company (which does not form a part of the proxy solicitation material), including the Annual Report on Form 10-K with the financial statements of the Company for the fiscal year ended December 31, 1997, is being distributed concurrently herewith to stockholders.

     The mailing address of the principal executive offices of the Company is 205 Perry Parkway, Gaithersburg, Maryland 20877. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on or about May 12, 1998.

                               VOTING SECURITIES

     The Company has two classes of voting securities outstanding, its common stock, par value $0.01 per share (the "Common Stock"), and its Series A Convertible Preferred Stock, $0.01 per share (the "Series A Preferred Stock"). At the Annual Meeting, each stockholder of record at the close of business on April 29, 1998 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. On April 29, 1998, 7,883,300 shares of Common Stock were outstanding. The holders of the Series A Preferred Stock will not be entitled to vote on the matters presented at the Annual Meeting and, except as otherwise required by law, such holders have limited voting rights. However, the holders of Series A Preferred Stock will be entitled to vote the shares of Common Stock which will be issued, from time to time in the future, upon conversion of the Series A Preferred Stock. As of April 29, 1998, 524,823 shares of Common Stock were issuable upon conversion of the Series A Preferred Stock. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of the five nominees named below as directors of the Company to serve until the next Annual Meeting or until their successors are duly elected and have qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election.

     The Board of Directors currently has six members, five of whom are nominees for re-election. Mr. Stephen Turner, a director of the Company, is not a nominee for re-election. As a result, following the Annual Meeting the Board of Directors will have one vacancy which can be filled by a majority of the Company's directors.

STOCKHOLDER APPROVAL

     The affirmative vote of a plurality of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to elect each of the directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THESE NOMINEES.

INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTORS

     The Board of Directors currently has six members, five of whom are nominees for re-election. The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the five nominees during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years.

     John W. Colloton, 67, has served as a director of the Company since April 1994. Mr. Colloton currently serves as Vice President for Statewide Health Services for The University of Iowa. Previously, he served as Director of The University of Iowa Hospitals and Clinics from 1971 until 1993. Mr. Colloton serves on the Boards of Directors of Baxter International, Inc., Iowa State Bank & Trust Company, American Physician Partners, Inc. and the MidAmerican Energy Company. He is also Chairman of the Board of Blue Cross/Blue Shield of Iowa and South Dakota and serves on the Board of Trustees of the University of Pennsylvania.

     Douglas Dolginow, M.D., 44, joined the Company as President and Chief Operating Officer in October 1993 and has served as a director of the Company since May 1994. Prior to joining the Company, he was Vice President of Regional Operations for Nichols Institute, a clinical laboratory company, from May 1991 to October 1993. From 1983 to 1991, he served as medical director for multiple clinical laboratories including Highland General Hospital, Oakland, California and Mt. Zion Hospital, San Francisco, California. Since 1984, he has been an active member of the Clinical Faculty at the University of California, San Francisco.

     John Pappajohn, 69, has served as a director of the Company since its inception in July 1993. Since 1969, Mr. Pappajohn has been the sole owner of Pappajohn Capital Resources, a venture capital firm, and President of Equity Dynamics, Inc., a financial consulting firm in Des Moines, Iowa. Mr. Pappajohn serves as a director of the following public companies: CORE, Inc., American Physician Partners, Inc., PACE Health Systems, Inc., HealthDesk Inc., Patient InfoSystems and The Care Group Inc.

     Wayne C. Patterson, Ph.D., 62, has served as a director of the Company since November 1996. Since June 1992, he has been the President of Green Mountain Associates, Inc., a consulting firm. From March 1991 to June 1992, Dr. Patterson served as the National Practice Head of the Individual Practice of King Chapman Broussard & Gallagher, a management consulting firm. From 1980 to 1991, Dr. Patterson held various positions at Nichols Institute, a clinical laboratory company, including President/Chief Operating Officer of Nichols Institute Laboratories from 1989 to 1991.

     Timothy J. Triche, M.D., Ph.D., 53, joined the Company as Chief Executive Officer and Chairman of the Board of Directors in May 1994 and has served as a director of the Company since April 1994.. Dr. Triche has served as Pathologist-in-Chief for The Children's Hospital of Los Angeles in Los Angeles, California, and Professor of Pathology and Pediatrics at, and Vice Chairman of, the University of Southern California School of Medicine, Los Angeles, California, since 1988. Prior to June 1988, he was Chief of the Ultrastructural Laboratory of the Division of Pathology at the National Cancer Institute of the National Institutes of Health in Bethesda, Maryland. He serves as a director of Oncor, Inc. ("Oncor"), and serves on Oncor's Scientific Advisory Board.

COMMITTEES OF THE BOARD

     The Audit Committee of the Board of Directors (the "Audit Committee") currently consists of Messrs. John W. Colloton, John Pappajohn, Stephen Turner and Dr. Wayne C. Patterson, and its functions include recommending to the Board of Directors the selection of the Company's auditors and reviewing with such auditors the plan and results of their audit and the adequacy of the Company's systems of internal accounting controls and management information systems. In addition, the Audit Committee reviews the independence of the auditors and their fees for services rendered to the Company. Mr. Turner has not been nominated for re-election to the Board of Directors.

     The Compensation Committee of the Board of Directors (the "Compensation Committee") currently consists of Messrs. John W. Colloton, John Pappajohn, Stephen Turner and Dr. Wayne C. Patterson, and advises the Chief Executive Officer and the Board of Directors on matters of the Company's compensation philosophy and the compensation of executive officers. The Compensation Committee's functions also include reviewing and setting the compensation of the Chief Executive Officer and Directors. The Committee administers all plans relating to the compensation of officers, including the Company's Plan. Mr. Turner has not been nominated for re-election to the Board of Directors.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During 1997, the Board of Directors held six meetings and acted eleven times by unanimous written consent, the Audit Committee met twice and the Compensation Committee met once. During 1997, each director attended all meetings of the Board of Directors except for Mr. John W. Colloton and Dr. Wayne
C. Patterson who missed two meetings and one meeting, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, executive (and certain other) officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 1997. Based solely on its review of such forms received by it from such persons for their 1997 transactions, the Company believes that all such directors, executive (and certain other) officers and greater than ten percent beneficial owners were in compliance with such filing requirements.

COMPENSATION OF DIRECTORS

     Cash Compensation. Directors do not receive a fee for attending Board or committee meetings, but are reimbursed for expenses incurred in connection with performing their duties as directors of the Company.

     Automatic Stock Option Grant. Pursuant to an automatic grant program contained in the Company's Plan, each individual who first becomes a non-employee Board member after the effective date of the Plan, whether through election by the Company's stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, an automatic option grant to purchase 50,000 shares of Common Stock. Each option granted under the automatic grant program will have an exercise price equal to 100% of the fair market value of the Common Stock on the automatic grant date and a maximum term of 10 years, subject to earlier termination upon the optionee's cessation of Board service. The grant will become exercisable in three equal annual installments beginning on the date of the grant. The Board of Directors has approved certain amendments to the automatic option grant program, subject to stockholder approval at the Annual Meeting, pursuant to which non-employee Board members will receive periodic option grants. For details of these grants, please refer to Proposal No. 3 beginning on page 14.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee currently consists of Messrs. John W. Colloton, John Pappajohn, Stephen Turner and Dr. Wayne C. Patterson. During 1997, Dr. Timothy J. Triche, the Company's Chief Executive Officer and Chairman of the Board of Directors, served on the Board of Directors of Oncor. During 1997, Mr. Stephen Turner, a director of the Company not nominated hereby for re-election, was the Chief Executive Officer and Chairman of the Board of Directors of Oncor.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                               EXECUTIVE OFFICERS

     The executive officers of the Company on April 29, 1998 were the following:

                    NAME                      AGE                 POSITION
                    ----                      ---                 --------
Timothy J. Triche, M.D., Ph.D. .............  53    Chief Executive Officer
Douglas Dolginow, M.D. .....................  44    President and Chief Operating Officer
Lee Robert Johnston, Jr. ...................  38    Chief Financial Officer, Secretary,
                                                    Treasurer and Senior Vice President
Leslie M. Alexandre, Dr.P.H. ...............  40    Vice President, Corporate Affairs

INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Lee Robert Johnston, Jr. joined the Company as Chief Financial Officer and Vice President in June 1994 and was elected Secretary and Treasurer in August 1994. Mr. Johnston was subsequently named Senior Vice President in February 1998. Prior to joining the Company, he was Assistant Treasurer/Manager of Finance of American Mobile Satellite Corporation, a telecommunications company, from 1992 to June 1994, and Manager of Finance from February 1990 to 1992.

     Leslie M. Alexandre, Dr.P.H. joined the Company as Vice President, Corporate Affairs in February 1995. Prior to joining the Company, Dr. Alexandre was Government Affairs Representative, Health Policy for EDS, Inc., an information technology company, from February 1992 to January 1995. From May 1991 to January 1992, she was the Senior Health Legislative Assistant to U.S. Senator David Durenberger and from January 1990 to April 1991, she was Professional Staff on the U.S. Senate Special Committee on Aging. Dr. Alexandre is a director of CORE, Inc.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation paid by the Company during the 1995, 1996 and 1997 fiscal years to the Company's Chief Executive Officer and each of the three most highly compensated executive officers of the Company whose total annual salary and bonus during fiscal 1997 exceeded $100,000 (collectively, the "Named Executive Officers"). No executive officers who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1997 fiscal year resigned or terminated employment during the fiscal year.

                                                                LONG-TERM
                                                               COMPENSATION
                                                                  AWARDS
                                              ANNUAL           ------------
                                          COMPENSATION(1)       SECURITIES
                                       ---------------------    UNDERLYING       OTHER
                                        SALARY        BONUS      OPTIONS      COMPENSATION
 NAME AND PRINCIPAL POSITION    YEAR     ($)           ($)        (#)(2)          ($)
 ---------------------------    ----   --------      -------   ------------   ------------
Timothy J. Triche, M.D.,
  Ph.D. ......................  1997   $180,000      $50,000          --         $2,870(3)
Chief Executive Officer         1996    180,000       50,000          --          2,870(3)
                                1995    180,000           --          --          2,840(3)
Douglas Dolginow, M.D. .......  1997    200,000       50,000          --          1,173(3)
President and Chief Operating   1996    200,000       50,000          --          1,173(3)
  Officer                       1995    200,000       25,000          --          1,267(3)
Lee Robert Johnston, Jr. .....  1997    132,718       20,000      15,000             --
Senior Vice President and
  Chief                         1996    131,420       25,000      30,000             --
  Financial Officer             1995    110,351           --      10,000             --
Leslie M. Alexandre,
  Dr.P.H. ....................  1997    111,112       22,222          --             --
Vice President, Corporate
  Affairs                       1996     83,434       16,667          --             --
                                1995     73,979           --      60,000             --

---------------

(1) Other annual compensation in the form of perquisites and other personal benefits have been omitted as the aggregate amount of such perquisites and other personal benefits constituted the lesser of $50,000 or 10% of the total annual salary and bonuses for each Named Executive Officer in 1995, 1996 and 1997.

(2) The Company did not grant any stock appreciation rights (other than the limited stock appreciation rights described in the Option Grants table below) or make any long-term incentive plan payments to any Named Executive Officers in 1995, 1996 or 1997.

(3) Represents life insurance premiums paid by Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows, with respect to the Named Executive Officers, certain information concerning the grant of stock options in 1997. Except for the limited stock appreciation rights described in footnote (1) below, no stock appreciation rights were granted during 1997.

                                                      INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                                   -------------------------------------------------------     VALUE AT ASSUMED
                                                      PERCENT OF                               ANNUAL RATES OF
                                                        TOTAL                                    STOCK PRICE
                                      NUMBER OF        OPTIONS       INITIAL                   APPRECIATION FOR
                                     SECURITIES       GRANTED TO    EXERCISE                    OPTION TERM(2)
                                     UNDERLYING      EMPLOYEES IN     PRICE     EXPIRATION   --------------------
              NAME                 OPTIONS GRANTED   FISCAL YEAR    ($/SHARE)      DATE         5%         10%
              ----                 ---------------   ------------   ---------   ----------   --------   ---------
Timothy J. Triche, M.D.,
  Ph.D. ........................           --              --             --          --          --          --
Douglas Dolginow, M.D. .........           --              --             --          --          --          --
Lee Robert Johnston, Jr.(1).....       15,000            10.0%       $5.6875     6/23/07     $53,653    $135,966
Leslie M. Alexandre, Dr.P.H. ...           --              --             --          --          --          --

---------------

(1) Mr. Johnston's option was granted on June 24, 1997 under the Plan and becomes exercisable in three equal successive annual installments upon the optionee's completion of each year of service measured from the option grant date. The option will become immediately exercisable for all the option shares in the event the Company is acquired by merger or asset sale, unless the option is to be assumed by the successor entity. The option contains a limited stock appreciation right pursuant to which the option will be automatically cancelled in connection with a hostile take-over of the Company, in exchange for a cash distribution from the Company in an amount per cancelled share equal to the excess of the take-over price over the exercise price.

(2) Potential realizable value is based on the assumption that the price per share of the Common Stock appreciates at the assumed annual rate of stock appreciation for the option term. The assumed 5% and 10% annual rates of appreciation (compounded annually) over the term of the option are set forth in accordance with the rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to the Named Executive Officers regarding stock option values at December 31, 1997. No stock options were exercised by such persons in 1997. No stock appreciation rights were exercised by any Named Executive Officer during 1997 and (except for the limited stock appreciation rights described in footnote (1) to the Option Grants table above) no stock appreciation rights were outstanding at December 31, 1997.

                                                         NUMBER OF
                                                   SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                    UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                    AT FISCAL YEAR END           AT FISCAL YEAR END(1)
                                                ---------------------------   ---------------------------
                     NAME                       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                     ----                       -----------   -------------   -----------   -------------
Timothy J. Triche, M.D., Ph.D. ...............    185,000        40,000       $1,018,750      $250,000
Douglas Dolginow, M.D. .......................    243,000            --        1,362,500            --
Lee Robert Johnston, Jr. .....................     56,667        38,333          150,000        15,938
Leslie M. Alexandre, Dr.P.H. .................     45,000        15,000               --            --

---------------

(1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying Common Stock using the closing price on the American Stock Exchange of $6.75 per share of Common Stock on December 31, 1997.

EMPLOYMENT ARRANGEMENTS AND CHANGE IN CONTROL

     In the event the employment of Timothy J. Triche, M.D., Ph.D., Chief Executive Officer of the Company, is terminated by the Company other than for cause, he is entitled to receive his salary for nine months from the date of termination.

     In the event the employment of Douglas Dolginow, M.D., President and Chief Operating Officer of the Company, is terminated, he is entitled to receive a severance payment equal to six months' salary. In addition, Dr. Dolginow is eligible to receive his salary for up to an additional six months, payable monthly, in the event he is not gainfully employed at the end of six months following his termination date.

     In the event the employment of Leslie M. Alexandre, Dr.P.H., Vice President, Corporate Affairs of the Company, is terminated by her for cause or by the Company other than for cause, she is entitled to receive her salary and benefits for one year from the date of termination.

     The Plan Administrator has the authority to accelerate options granted to the Company's officers in connection with certain changes in control of the Company or the subsequent termination of the officer's employment.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers and administering certain other compensation programs for such individuals, subject in each instance to review by the full Board. The Compensation Committee also is responsible for the administration of the Company's Plan under which grants may be made to executive officers. The Compensation Committee has reviewed and ratified the compensation paid to executive officers in 1997.

     General Compensation Policy. The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the Company's performance as well as upon his own level of performance. Accordingly, the compensation package for each executive officer is comprised of two elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

     Factors. The principal factors which the Compensation Committee considered in ratifying the components of each executive officer's compensation package for 1997 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in setting executive compensation for future years.

     - Base Salary. The base salary for each executive officer is determined on the basis of the following factors: experience; personal performance; the salary levels in effect for comparable positions within and without the industry; and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

     For purposes of the stock price performance graph which appears later in this proxy statement, the Company has selected a peer group of companies in industries which are similar or related to the Company's industry. Several of the companies included in the peer group index were also among the companies which the Committee and the Committee's predecessors surveyed as part of the peer group for comparative compensation purposes. However, in selecting companies to survey for such compensation purposes, the Compensation Committee and the Committee's predecessors considered many factors including geographic location, growth rate, annual revenue and profitability and market capitalization. The Compensation Committee and the Committee's predecessors also considered companies outside the industry which may compete with the Company in recruiting executive talent. For this reason, the number of companies surveyed for compensation data was substantially less than the number of companies included in the peer group index.

     While it is the general policy of the Company not to award performance-based cash bonuses, from time to time, the Committee has authorized cash bonuses when such bonuses have been deemed to be in the best interest of the Company. The circumstances for such awards vary but have included bonus payments pursuant to the terms of negotiated employment arrangements. The actual bonus paid for the year to each of the Named Executive Officers is indicated in the Bonus column of the Summary Compensation Table.

     - Long-Term Incentive Compensation. Long-term incentives are provided through stock option grants. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Each grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to 10 years). Each option generally becomes exercisable in installments over a three or four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates over the option term.

     The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers. There were 15,000 stock options granted to executive officers in 1997.

     CEO Compensation. In setting the compensation payable to the Company's Chief Executive Officer, the Compensation Committee seeks to achieve two objectives: (i) establish a level of base salary competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent, and (ii) make a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation.

     The base salary established for Dr. Triche on the basis of the foregoing criteria was intended to provide a level of stability and certainty each year. Accordingly, this element of compensation was not affected to any significant degree by Company performance factors.

     Compliance with Internal Revenue Code Section 162(m).  As a result of
Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The Plan contains certain provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

     The Compensation Committee does not expect that the compensation to be paid to the Company's executive officers for 1998 will exceed the $1 million limit per officer. Accordingly, the Company will not at this time defer any decision on whether or not to restructure one or more components of the compensation paid to the executive officers so as to qualify those components as performance-based compensation that will not be subject to the $1 million limitation.

                                          The Compensation Committee

                                          Mr. John W. Colloton
                                          Mr. John Pappajohn
                                          Dr. Wayne C. Patterson
                                          Mr. Stephen Turner

                               PERFORMANCE GRAPH

     Set forth below is a graph comparing the annual percentage change in the Company's cumulative total stockholder return on its Common Stock from September 27, 1994 (the date of the Company's initial public offering) to present with the cumulative total return of the Standard & Poor's ("S&P") SmallCap Market and a group of peer issuers in a line of business similar to the Company during the same period.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
            ONCORMED, INC., STANDARD & POORS SMALLCAP AND PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/97)

     MEASUREMENT
       PERIOD
    (FISCAL YEAR
      COVERED)             9/28/94             1994              1995              1996              1997
ONCORMED, INC.                   100.00            133.33            100.00             80.22            116.67
STANDARD & POORS
SMALLCAP                         100.00             97.03            126.11            152.35            191.05
PEER GROUP                       100.00             74.87             98.75             88.56             82.79

Assumes $100 invested on 9/28/94 in the initial offering price of $6.00 per share in Oncormed, Inc. Common Stock, Standard & Poors SmallCap Index and the Peer Group.
*Cumulative total return assumes reinvestment of dividends.

     The Peer Group consists of Dianon Systems, Inc., Myriad Genetics, Inc. and PharmChem Labs, Inc.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 16, 1998 by (i) each director and nominee for director, (ii) each of the Named Executive Officers,
(iii) each person known by the Company to be the beneficial owner of more than 4.7% of the Company's Common Stock and (iv) all executive officers and directors as a group.

                                                            NUMBER OF SHARES          PERCENT OF SHARES
         NAME AND ADDRESS OF BENEFICIAL OWNERS            BENEFICIALLY OWNED(2)       OUTSTANDING(1)(2)
         -------------------------------------            ---------------------       -----------------
Timothy J. Triche, M.D., Ph.D. .........................          236,100(3)                   2.7%
Douglas Dolginow, M.D. .................................          243,750(4)                   2.8
Lee Robert Johnston, Jr. ...............................           61,801(5)                   *
Leslie M. Alexandre, Dr.P.H. ...........................           61,825(6)                   *
John W. Colloton........................................           10,000                      *
John Pappajohn..........................................          675,500(7)                   8.0
Wayne C. Patterson, Ph.D. ..............................           39,583(8)                   *
Stephen Turner..........................................          174,000(9)                   2.0
Oncor, Inc..............................................        2,035,787(10)                 24.2
  209 Perry Parkway
  Gaithersburg, MD 20877
Fleet Financial Group, Inc. ............................          397,350                      4.7
  One Federal Street
  Boston, MA 02110
Mellon Bank Corporation.................................        1,291,118                     15.4
  One Mellon Bank Center
  Pittsburgh, PA 15258-0001
Edgewater Private Equity................................          621,999(11)                  7.4
  P.O. Box 1491
  Des Moines, IA 50306
Incyte Pharmaceuticals, Inc. ...........................          829,724(12)                  9.9
  3174 Porter Drive
  Palo Alto, CA 94304
All executive officers and directors as a group (8
  persons)..............................................        1,502,559(13)                 15.6

---------------

  *  Less than one percent

 (1) Percent ownership is based upon 7,882,833 shares of Common Stock issued and outstanding and 508,591 shares of Common Stock issuable as of March 16, 1998 upon conversion of the Series A Preferred Stock. This amount does not include an aggregate of 166,666 shares of Common Stock issuable upon exercise of warrants issued in connection with the sale of the Series A Preferred Stock.

 (2) Gives effect to the shares of Common Stock issuable within 60 days after March 16, 1998 upon the exercise of all options, warrants and other rights beneficially owned by the indicated stockholder on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares.

 (3) Includes 225,000 shares of Common Stock issuable upon exercise of stock options.

 (4) Includes 243,000 shares of Common Stock issuable upon exercise of stock options.

 (5) Includes 61,666 shares of Common Stock issuable upon exercise of stock options.

 (6) Includes 60,000 shares of Common Stock issuable upon exercise of stock options.

 (7) Includes (i) 142,167 shares of Common Stock owned by Mr. Pappajohn, (ii) 50,000 shares of Common Stock owned by Thebes Ltd., a company owned by Mr. Pappajohn's wife, as to which Mr. Pappajohn disclaims beneficial ownership,
     (iii) 50,000 shares of Common Stock owned by Halkis Ltd., as to which Mr. Pappajohn has sole voting and investment power, (iv) 100,000 shares of Common Stock issuable upon exercise of stock options, and (v) 333,333 shares of Common Stock issuable to Mr. Pappajohn upon the exercise of an option granted to Mr. Pappajohn by Oncor, Inc.

 (8) Consists of 39,583 shares of Common Stock issuable upon exercise of stock options.

 (9) Consists of 174,000 shares of Common Stock issuable upon exercise of stock options.

(10) Includes (i) 35,787 shares of Common Stock issuable upon conversion of a convertible note held by a wholly-owned subsidiary of Oncor and (ii) an aggregate of 900,000 shares of Common Stock transferable by Oncor to third parties upon the exercise of certain options granted by Oncor to such third parties.

(11) Includes 333,333 shares of Common Stock issuable upon the exercise of an option granted to Edgewater Private Equity by Oncor.

(12) Includes 50,401 shares of Common Stock issuable upon conversion of the Company's Series A Preferred Stock, 625 shares of Common Stock issuable as dividends on the Series A Preferred Stock and 16,666 shares issuable upon exercise of a warrant issued at the time of the purchase of the Series A Preferred Stock (the "Warrant"). Except in certain specified circumstances, Incyte Pharmaceuticals, Inc. ("Incyte") cannot convert its Series A Preferred Stock or exercise its Warrants if the number of shares of Common Stock held by it after such conversion and/or exercise exceeds 9.95% of the then issued and outstanding shares of Common Stock following such conversion and/or exercise. In addition, the Company has issued to Incyte a warrant to purchase up to an aggregate of ten (10%) percent of the Company's Common Stock issued and outstanding on the date of such warrant's exercise.

                              CERTAIN TRANSACTIONS

     On July 12, 1993, the Company and Oncor entered into a technology license agreement (the "Oncor License") pursuant to which the Company was charged by Oncor a semi-annual fee based on gross revenues, subject to certain minimum payment obligations. In June 1994, the parties agreed to amend and restate the Oncor License. In February 1997, the Company and Oncor agreed to additional changes to the Oncor License. For the year ended December 31, 1997, the Company was charged approximately $200,000 by Oncor under the Oncor License.

     In June 1994, the Company and Oncor converted certain amounts payable to Oncor from the Company, into a convertible note (the "Convertible Note"). The Convertible Note has a principal amount of $715,751, bears interest at an annual rate of 7% and is convertible into Common Stock at the option of the holder at a conversion price of $20.00 per share. Under the terms of the Convertible Note, the Company is obligated to pay interest on a quarterly basis and to pay the entire principal amount at maturity in June 1999. The quarterly interest payments are approximately $12,700. During the fourth quarter of 1994, Oncor assigned the Convertible Note to its wholly-owned subsidiary, Oncor Finance, Inc.

     During the second quarter of 1995, the Company finalized a services agreement with Oncor and Codon Pharmaceuticals, Inc. ("Codon", a subsidiary of Oncor), whereby the Company agreed to pay for laboratory supplies and equipment provided by Oncor and Codon (the "Services Agreement"). The Services Agreement also provides that the Company will perform certain experiments for Oncor and Codon at specified rates. During 1997, the Company incurred expenses totaling $72,000 and earned revenues of $3,941 under the Services Agreement.

     On June 24, 1997, the Company granted options to purchase 15,000 shares of Common Stock to Lee Robert Johnston, Jr., Chief Financial Officer, Secretary, Treasurer and Senior Vice President of the Company, with an exercise price of $5.6875 per share for no consideration.

     Pursuant to a License, Services and Marketing Agreement (the "Incyte Agreement"), dated February 25, 1997, the Company and Incyte have formed a collaboration in clinical genomics. The term of the Incyte Agreement expires on February 25, 2000 (the "Initial Term") unless extended by mutual agreement or earlier terminated in accordance with its terms.

     The Company has agreed to perform certain specified clinical genomic services relating to the creation of a tissue repository and the performance of a gene functional studies program (the "Collaborative Services").

Incyte has agreed to purchase a specified minimum of Collaborative Services during each year of the Initial Term. The Company has recently started to provide this service under the multi-year collaboration and expects to begin recognizing revenues relating to this service during 1998. In addition, under the terms of the Incyte Agreement, the Company has obtained a non-exclusive, royalty-bearing license (without the right to sublicense) to use Incyte's high-throughput sequencing technology for use in the Company's clinical diagnostic services for a period ending five (5) years following termination of the Incyte Agreement, subject to certain limitations. In consideration for the grant of the license, the Company has issued to Incyte shares of the Company's Common Stock and a warrant to purchase additional shares of the Company's Common Stock.

     As part of this multi-year collaboration, the Company is providing tissues and associated clinical data to Incyte for sequencing and entry into Incyte's proprietary databases. The information entered into Incyte's databases will be owned by Incyte. Although the Company recognized no revenues relating to this service in 1997, the Company expects to begin recognizing revenues relating to this service during 1998.

                                 PROPOSAL NO. 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors appointed Arthur Andersen LLP, independent public accountants and auditors of the Company since the Company's inception, as auditors of the Company to serve for the year ending December 31, 1998, subject to the ratification of such appointment by the stockholders at the Annual Meeting. A representative of Arthur Andersen LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

STOCKHOLDER APPROVAL

     The affirmative vote of a plurality of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to ratify the appointment of Arthur Andersen LLP as auditors of the Company to serve for the year ending December 31, 1998.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

                                 PROPOSAL NO. 3

            APPROVAL OF AMENDMENT TO RESTATED 1993 STOCK OPTION PLAN

     The Company's stockholders are being asked to approve an amendment to the 1993 Restated Stock Option Plan, which includes the following changes:

          (i) increase the number of shares of Common Stock available for issuance by 250,000 shares;

          (ii) restate the limit on the maximum number of shares for which any one individual may be granted options and separately exercisable stock appreciation rights over the term of the Plan to 625,000 shares;

          (iii) render non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program of the Plan;

          (iv) eliminate the restriction that the individuals who serve as Plan Administrator may not receive any discretionary option grants from the Company while serving as Plan Administrator or during the twelve month period preceding appointment as Plan Administrator;

          (v) require stockholder approval of future amendments to the Plan only to the extent necessary to satisfy applicable laws or regulations;

          (vi) allow the shares issued under the Plan which are subsequently reacquired by the Company pursuant to the Company's exercise of its repurchase rights to be added back to the share reserve available for future issuance under the Plan;

          (vii) amend the Automatic Option Grant Program so that in addition to the initial 50,000-share option grant made when each of Mr. Colloton, Mr. Pappajohn and Dr. Patterson was initially appointed or elected, (i) each of Mr. Colloton and Mr. Pappajohn will be granted an option for 50,000 shares of Common Stock on the date of the Annual Meeting and on the date of every third annual stockholders meeting thereafter so long as such Board member will continue to serve on the Board following such meeting, (ii) Dr. Patterson will be granted an option for 50,000 shares of Common Stock on the date of the annual meeting of stockholders to be held in 1999 and on the date of every third annual stockholders meeting thereafter so long as Dr. Patterson will continue to serve on the Board following such meetings, and (iii) each new non-employee Board member would receive an option for 50,000 shares of Common Stock at the annual stockholders meeting held in the third calendar year after the year of the initial 50,000-share grant and on the date of every third annual stockholders meeting thereafter so long as such Board member will continue to serve on the Board following such meeting;

          (viii) provide the Plan Administrator discretionary authority to accelerate options in connection with an acquisition of the Company upon the optionee's subsequent involuntary termination; and

          (ix) effect a series of additional changes to the provisions of the Plan (including the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the shortswing liability provisions of the Federal securities laws.

     The Plan was originally adopted in September 1993; the Plan was amended and restated by the Board and the stockholders in June 1994 as the Restated 1993 Stock Plan; the Plan was subsequently amended and restated by the Board and the stockholders in October 1995. The amendment to the Plan that is the subject of this Proposal No. 3 was adopted by the Board on April 29, 1998, subject to stockholder approval.

     The proposed share increase will assure that a sufficient reserve of Common Stock is available under the Plan to attract and retain the services of employees, which is essential to the Company's long-term growth and success. The amendment of the limit on the maximum number of shares for which any one individual may be granted options and separately exercisable stock appreciation rights will allow the Plan Administrator more flexibility in utilizing options to provide equity incentives to the Company's senior management while assuring that any compensation deemed paid by the Company in connection with the exercise of those options will qualify as performance-based compensation which is not subject to the $1 million dollar limitation on the tax deductibility of executive compensation per covered individual imposed under Internal Revenue Code Section 162(m). The remaining amendments will provide the Company with more opportunities to make equity incentives available to the non-employee Board members as an inducement for their continued service and to facilitate plan administration by eliminating a number of limitations and restrictions previously incorporated into the Plan to comply with the applicable requirements of SEC Rule 16b-3 prior to its recent amendment.

     The following is a summary of the principal features of the Plan as amended. The summary, however, does not purport to be a complete description of all the provisions of the Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Gaithersburg, Maryland.

EQUITY INCENTIVE PROGRAMS

     The Plan contains two separate equity incentive programs: (i) a Discretionary Option Grant Program and (ii) an Automatic Option Grant Program. The Compensation Committee of the Board and the Board have separate but concurrent authority to administer the Discretionary Option Grant Program. The Plan Administrator (which as used in this summary will mean either the Compensation Committee or the Board to the extent each such entity is administering the Plan) will have complete discretion (subject to the provisions of the Plan) to authorize option grants under the Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder. Stockholder approval of the amendment to the Plan subject to this Proposal No. 3 will constitute pre-approval of all option grants subsequently made on the basis of the amended Plan under that program and the subsequent exercise and cancellation of those options in accordance with those terms.

SHARE RESERVE

     The maximum number of shares of the Company's Common Stock available for issuance over the term of the Plan may not exceed 2,500,000 shares, including the 250,000-share increase for which stockholder approval is sought under this Proposal. In no event may any one participant in the Plan be granted options or separately exercisable stock appreciation rights for more than 625,000 shares in the aggregate over the term of the Plan. For purposes of this limitation, any options or stock appreciation rights granted prior to September 24, 1994 will not be taken into account. Stockholder approval of this Proposal will constitute approval of such limit.

     The shares of Common Stock issuable under the Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the Plan and to each outstanding option.

     Should an option expire or terminate prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Company at the original option or issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Plan. However, shares subject to any options surrendered in connection with outstanding stock appreciation rights under the Plan will not be available for subsequent issuance.

ELIGIBILITY

     Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board and the board of directors of its parent or subsidiaries and consultants and independent advisors of the Company and its parent and subsidiaries will be eligible to participate in the Discretionary Option Grant Program. Non-employee members of the Board (including members of the Compensation Committee) will also be eligible to participate in the Automatic Option Grant Program.

     As of March 24, 1998, approximately four executive officers, sixty other employees, nineteen consultants and four non-employee Board members were eligible to participate in the Plan, and four non-employee Board members were eligible to participate in the Automatic Option Grant Program.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the Plan will be the closing selling price per share on that date on the American Stock Exchange. On April 28, 1998, the closing price per share was $4.75.

                       DISCRETIONARY OPTION GRANT PROGRAM

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than eighty five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     Such options granted to an officer of the Company will have a limited stock appreciation right as part of the option grant. Any option with such a limited stock appreciation right in effect will automatically be cancelled upon the successful completion of a hostile take-over of the Company. In return for the cancelled option, the officer will be entitled to a cash distribution from the Company in an amount per cancelled option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                         AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, in addition to the initial 50,000-share option grant that was made to Mr. Colloton, Mr. Pappajohn and Dr. Patterson, the Company's non-employee Board members nominated for re-election,
(i) Mr. Colloton and Mr. Pappajohn will each be granted on the date of the Annual Meeting and on the date of each third annual stockholders meeting thereafter so long as such individual shall continue to serve on the Board an option to purchase an additional 50,000 shares of Common Stock at an exercise price equal to the fair market value per share of Common Stock on that date and
(ii) so long as he is elected as a director at the annual meeting of stockholders to be held in 1999, Dr. Patterson will be granted, at the annual meeting of stockholders to be held in 1999 and on the date of each third annual stockholders meeting thereafter, an option to purchase an additional 50,000 shares of Common Stock at an exercise price equal to the fair market value per share of Common Stock on that date so long as Dr. Patterson shall continue to serve on the Board following such meetings. Each individual who first becomes a non-employee Board member will automatically be granted at that time an option grant for 50,000 shares of Common Stock. In addition, each such individual will be automatically granted, on the date of the annual stockholders meeting held in the third calendar year after the initial 50,000-share grant and at every third annual stockholders meeting thereafter, an option to purchase 50,000 shares of Common Stock, provided the individual is to continue to provide services after such meeting.

     Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date.

     Each option granted under the Automatic Option Grant Program will become exercisable in a series of three (3) equal annual installments upon the optionee's three (3)-year period of Board service measured from the grant date. Each automatic option grant will become exercisable in full upon certain changes in the ownership or control of the Company. In addition, upon the successful completion of a hostile take-over, each automatic option grant will automatically be cancelled for a cash distribution per cancelled option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share. Stockholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting with such a cancellation right and the subsequent cancellation of that option in accordance with the foregoing provisions.

                               GENERAL PROVISIONS

ACCELERATION

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. The Plan Administrator will have the discretionary authority to provide for the automatic acceleration of options assumed in connection with the acquisition of the Company upon the termination of the optionee's service (whether involuntary or through a forced resignation within a specified period following the acquisition). In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Grant Program at the time of such change in control or upon the subsequent termination of the optionee's service (whether involuntary or through a forced resignation).

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

     The Plan Administrator may permit one or more optionees to pay the exercise of outstanding options under the Discretionary Option Grant Program by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any optionee may not exceed the cash consideration payable for the purchased shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the optionee's period of service.

SPECIAL TAX ELECTION

     The Plan Administrator may provide one or more holders of options with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

     The Board may amend or modify the Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the Plan at any time, and the Plan will in all events terminate on September 14, 2002.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between January 1, 1997 and May 12, 1998 under the Plan together with the weighted average exercise price payable per share.

                              OPTION TRANSACTIONS

                                                                                 WEIGHTED
                                                                NUMBER OF        AVERAGE
                            NAME                              OPTION SHARES   EXERCISE PRICE
                            ----                              -------------   --------------
Timothy J. Triche, M.D., Ph.D. .............................           0              --
  Chief Executive Officer
Douglas Dolginow, M.D. .....................................           0              --
  President and Chief Operating Officer
Lee Robert Johnston, Jr. ...................................      15,000         $5.6875
  Senior Vice President and Chief Financial Officer
Leslie M. Alexandre, Dr.P.H. ...............................           0              --
  Vice President, Corporate Affairs
All current executive officers as a group (4 persons).......      15,000          5.6875
John W. Colloton............................................           0              --
  Director
John Pappajohn..............................................           0              --
  Director
Wayne C. Patterson, Ph.D. ..................................      25,000            5.75
  Director
Stephen Turner..............................................           0              --
  Director
All non-employee directors as a group (4 persons)...........      25,000            5.75
All employees, including current officers who are not
  executive officers as a group (60 persons)................     184,500            6.30

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

     Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which such ordinary income is recognized by the optionee.

                    DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options is expected to remain deductible by the Company without limitation under Code Section 162(m).

                              ACCOUNTING TREATMENT

     Option grants with exercise prices less than the fair market value of the shares on the grant date will result in a compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such expense will be accruable by the Company over the period that the option shares are to vest. Option grants at 100% of fair market value will not result in any charge to the Company's earnings. However, the Company must disclose in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

                               NEW PLAN BENEFITS

     As of May 12, 1998, no option grants have been made under the Plan on the basis of the 250,000-share increase for which stockholder approval is sought as part of this Proposal. However, on the date of the Annual Meeting and subject to approval of this Proposal, each of Messrs. Colloton and Pappajohn will receive an option grant for 50,000 shares under the Automatic Option Grant Program at an exercise price equal to the fair market value of the shares on that date.

                              STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the Plan. Should such stockholder approval not be obtained, then the share reserve will not be increased, non-employee Board members will not become eligible to receive option grants under the Discretionary Option Grant Program, any unvested shares repurchased by the Company will not be added back to the share reserve for reissuance and automatic option grants will only be made upon the individual's initial appointment or election to the Board. The Plan will, however, continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan prior to its amendment until the available reserve of Common Stock under such plan is issued.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO IMPLEMENT A COMPREHENSIVE EQUITY INCENTIVE PROGRAM FOR THE COMPANY WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR OFFICERS, EMPLOYEES AND NON-EMPLOYEE BOARD MEMBERS TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE ENTERPRISE AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.

                             STOCKHOLDER PROPOSALS

     In accordance with regulations issued by the Securities and Exchange Commission, stockholder proposals intended for presentation at the 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than December 18, 1998, if such proposals are to be considered for inclusion in the Company's Proxy Statement.

                                 OTHER MATTERS

     Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company may also consider the engagement of a proxy solicitation firm. Costs of the solicitation will be borne by the Company.

                                  By Order of the Board of Directors

                                  /s/ LEE ROBERT JOHNSTON, JR.
                                  -----------------------------
                                  Lee Robert Johnston, Jr.
                                  Secretary

Gaithersburg, Maryland
May 12, 1998

                                    APPENDIX

                        RESTATED 1993 STOCK OPTION PLAN
                (As Amended and Restated through April 29, 1998)

                             ONCORMED, INC.
                    RESTATED 1993 STOCK OPTION PLAN
            (As Amended and Restated through April 29, 1998)

                              ARTICLE ONE
                           GENERAL PROVISIONS


     I. PURPOSES OF THE PLAN

     This Restated 1993 Stock Option Plan is intended to promote the interests of Oncormed, Inc., a Delaware corporation, by providing a method whereby eligible individuals who provide valuable services to the Corporation (or any Parent or Subsidiary) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or any Parent or Subsidiary).

     The initial restatement of the Plan became effective on the first date on which the shares of the Common Stock were registered under Section 12(g) of the Exchange Act. Such date is hereby designated as the Effective Date.


II.  DEFINITIONS

     For purposes of this Plan, the following definitions shall be in effect:

     A. BOARD shall mean the Corporation's Board of Directors.


     B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

        1. the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

        2. a change in the composition of the Board over a period of thirty-six
     (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy



                                   1.

            contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

     C. CODE shall mean the Internal Revenue Code of 1986, as amended.

     D. COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

     E. COMMON STOCK shall mean the Corporation's common stock.

     F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

            (i) a merger or consolidation in which more than fifty percent (50%) of the Corporation's outstanding voting stock is transferred to a person or persons different from those who held the stock immediately prior to such transaction, or

            (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G. CORPORATION shall mean Oncormed, Inc., a Delaware corporation.

     H. EMPLOYEE shall mean an individual who is in the employ of the Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     I. EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended.

     J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

     K. FAIR MARKET VALUE per share of Common Stock on any relevant date under the Plan shall be the value determined in accordance with the following provisions:

            (i) If the Common Stock is not at the time listed or admitted to trading on any Stock Exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common



                                   2.

      Stock on the date in question, as the price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (ii) If the Common Stock is not at the time listed or admitted to trading on any Stock Exchange or the Nasdaq National Market but is traded on the Nasdaq SmallCap Market or the over-the-counter market, the fair market value shall be the average of the closing bid and closing asked prices of one share of Common Stock on the day preceding the date in question on the Nasdaq SmallCap Market or the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices for the Common Stock on such day, then the average of the highest bid and lowest asked prices on the last preceding date for which such quotations exist shall be determinative of fair market value.

            (iii) If the Common Stock is at the time listed or admitted to trading on one or more Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such Stock Exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (iv) If the Common Stock is at the time neither listed nor admitted to trading on any Stock Exchange nor traded on the Nasdaq National Market, the Nasdaq SmallCap Market or the over-the-counter market or if the Plan Administrator determines that the value determined pursuant to subparagraph (i), (ii) or
       (iii) does not accurately reflect the fair market value of the Common Stock, then such Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     L. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding


                                   3.

securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     M. INCENTIVE OPTION shall mean a stock option which satisfies the requirements of Code Section 422.

     N. INVOLUNTARY TERMINATION shall mean the termination of the Service of any optionee which occurs by reason of:

            (i) such optionee's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

            (ii) optionee's voluntary resignation following (A) a change in optionee's position with the Corporation (or Parent or Subsidiary employing optionee) which materially reduces optionee's duties and responsibilities or the level of management to which optionee reports, (B) a reduction in optionee's level of compensation (including base salary, fringe benefits and target bonus under any corporate performance-based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of optionee's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without optionee's consent.

     O. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

     P. NON-STATUTORY OPTION shall mean a stock option not intended to meet the requirements of Code Section 422.

     Q. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     R. PERMANENT DISABILITY shall have the meaning assigned to such term in Code Section 22(e)(3).




                                   4.

     S. PLAN shall mean the Corporation's Restated 1993 Stock Option Plan, as set forth in this document.

     T. PLAN ADMINISTRATOR shall mean the particular entity, whether the primary Committee, the Board or any secondary committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible individuals, to the extent such entity is carrying out its administrative functions under the Plan with respect to those individuals.

     U. SERVICE shall mean the provision of services to the Corporation or any Parent or Subsidiary by an individual in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent contractor.

     V. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

     W. SUBSIDIARY shall mean each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     X. TAKE-OVER PRICE shall mean the greater of (i) the fair market value per share on the date of cancellation or (ii) the highest reported price per share paid by the acquiring entity in effecting the Hostile Take-Over.

     Y. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code
Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation.

     III. STRUCTURE OF THE PLAN

     A. The Plan shall be divided into two separate components: the Discretionary Option Grant Program and the Automatic Option Grant Program. Under the Discretionary Option Grant Program, eligible individuals may be granted options to purchase shares of the Common Stock. Under the Automatic Option Grant Program, each eligible member of the Board will automatically receive an option grant to purchase shares of the Common Stock.

     B. The provisions of Articles One and Four of the Plan shall apply to the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals in the Plan.




                                   5.

     IV. ADMINISTRATION OF THE PLAN

     A. The Board and the Committee shall have separate but concurrent authority to administer the Discretionary Option Grant Program.

     B. Administration of the Discretionary Option Grant Program with respect to employees and consultants who are not officers of the Corporation or Board members and all other key employees eligible to participate in the Plan may, at the Board's discretion, be vested in the primary Committee or in a secondary Committee, or the Board may retain the power to administer the Plan with respect to all individuals who are not officers or Board members.

     C. Members of the primary Committee or any secondary Committee shall serve for such term as the Board may determine and shall be subject to removal by the Board at any time.

     D. The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program or any outstanding option or share issuance thereunder.

     E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made thereunder.

     V. ELIGIBILITY FOR OPTION GRANTS

     A. The persons eligible to receive option grants under the Discretionary Option Grant Program are as follows:

            (i) Employees;

            (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary; and

            (iii) consultants and other independent contractors who provide valuable services to the Corporation (or any Parent or Subsidiary).

     B. Non-employee members of the Board shall also be eligible to receive automatic option grants pursuant to the provisions of Article Three (such individuals shall, for purposes of Article Three, be referred to as "Eligible Directors").

                                   6.

     C. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

     VI. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The maximum number of shares which may be issued over the term of the Plan shall not exceed 2,500,000 shares, subject to adjustment from time to time in accordance with the provisions of this Article VI. Such authorized share reserve includes the 250,000-share increase approved by the Board on April 29, 1998, subject to approval by the stockholders at the 1998 Annual Meeting. In no event may any one individual participating in the Plan acquire shares of Common Stock under the Plan in excess of 625,000 shares over the term of the Plan; for purposes of this limitation, any option grants or stock awards made prior to the Effective Date will not be taken into account.

     B. Shares subject to outstanding options shall be available for subsequent option grants under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two, Section IV of the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options under the Plan. Shares subject to any stock appreciation rights exercised under the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants.
Should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the option holder.

     C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder, (iii) the maximum number and/or class of shares issuable to any one individual of the Corporation under the Plan, and (iv) the number


                                   7.

of shares of Common Stock to be made the subject of each subsequent automatic option grant. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                   8.

                              ARTICLE TWO
                   DISCRETIONARY OPTION GRANT PROGRAM

     I. TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator, provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II.

     A. EXERCISE PRICE.

     1. The exercise price per share shall be fixed by the Plan Administrator.

     2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Article Two, Section V and the agreement evidencing the grant, shall be payable in one of the following alternative forms:

            (i) cash or check made payable to the Corporation;

            (ii) shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

            (iii) through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal and state income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. TERM AND EXERCISE OF OPTIONS. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall


                                   9.

be determined by the Plan Administrator and set forth in the stock option agreement. However, no option shall have a term in excess of ten (10) years measured from the grant date. The option shall be exercisable during the optionee's lifetime only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, Non-Statutory Options may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     C. EFFECT OF TERMINATION OF SERVICE.

     1. Except to the extent otherwise provided pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death:

     (a) Should the optionee cease to remain in Service for any reason other than death or Permanent Disability, then the period during which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

     (b) Should such Service terminate by reason of Permanent Disability, then the period during which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

     (c) Should the optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the optionee's death. During such limited period, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

     (d) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

     (e) During the applicable limited post-Service exercise period, no option may be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Service,


                                  10.

terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the optionee is not otherwise at that time vested.

     2. The Plan Administrator shall have full power and authority to extend the period of time for which the option is to remain exercisable following the optionee's cessation of Service or death from the limited period in effect under subsection C.1 of this Article Two, Section I to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term.

     D. STOCKHOLDER RIGHTS. An optionee shall have no stockholder rights with respect to the shares subject to the option until such individual shall have exercised the option and paid the exercise price.

     E. UNVESTED SHARES. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the optionee) any of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right. All outstanding repurchase rights under the Plan shall terminate automatically upon the occurrence of any Corporate Transaction, except to the extent the repurchase rights are expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

     II. INCENTIVE OPTIONS

     The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory shall not be subject to such terms and conditions.

     A. EXERCISE PRICE. The exercise price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of Fair Market Value on the date of grant. If the individual to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date.

     B. DOLLAR LIMITATION. The aggregate Fair Market Value of the Common Stock (determined as of the respective date or dates of grant) for which one (1) or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any


                                  11.

one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. Should the applicable One Hundred Thousand Dollar ($100,000) limitation in fact be exceeded in any calendar year, then the option shall nevertheless become exercisable for the excess number of shares in such calendar year as a Non-Statutory Option.

     C. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the grant date.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. Upon the occurrence of a Corporate Transaction, the exercisability of each option outstanding under the Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof,
(ii) such option is to be replaced by a comparable cash incentive program of the successor corporation based on the option spread at the time of the Corporate Transaction, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant. The determination of comparability under clause (i) or (ii) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. Each outstanding option which is assumed in connection with a Corporate Transaction or is otherwise to remain outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same, and (ii) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction.

     C. The Plan Administrator shall have the discretionary authority exercisable, either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two in the event the optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so


                                  12.

accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     D. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the optionee's Service within a specified period following the Change in Control. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

     E. The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     F. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     IV. CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share as determined by the Plan Administrator but in any event not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option, or (ii) one hundred ten percent (110%) of such Fair Market Value in the case of an Incentive Option grant to a 10% Stockholder.

     V. LOANS

     A. The Plan Administrator may assist any optionee in the exercise of one or more options granted to the optionee by:


                                  13.

            (i) authorizing the extension of a loan from the Corporation to the optionee, or

            (ii) permitting the optionee to pay the exercise price in installments over a period of years.

     B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be authorized with or without security or collateral. However, any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each optionee may not exceed the sum of (i) the aggregate exercise price payable for the purchased shares plus (ii) any Federal and state income and employment tax liability incurred by the optionee in connection with such exercise.

     C. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this Section V shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may in its discretion deem appropriate.

     VI. STOCK APPRECIATION RIGHTS

     A. Each officer of the Corporation subject to the short-swing profit restrictions of the federal securities laws shall be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited stock appreciation right in effect shall automatically be cancelled and the optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution.

     B. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this Section VI shall NOT be available for subsequent option grant under the Plan.


                                  14.

                             ARTICLE THREE
                        AUTOMATIC GRANT PROGRAM


     I. OPTION TERMS

     A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below:

            1. Each of Messrs. Colloton and Pappajohn shall automatically be granted on the date of the 1998 Annual Stockholders Meeting, a Non-Statutory Option to purchase 50,000 shares of Common Stock provided such individual is to continue to serve as a non-employee Board member after that meeting. Mr. Patterson shall automatically be granted on the date of the 1999 Annual Stockholders Meeting, a Non-Statutory Option to purchase 50,000 shares of Common Stock, provided he is to continue to serve as a non-employee Board member after that meeting.

            2. Each individual who first becomes a non-employee Board member at any time on or after the date of the 1998 Annual Stockholders Meeting, whether through election at an Annual Stockholders Meeting or through appointment by the Board, and who has not previously been in the employ of the Corporation (or any Parent or Subsidiary) shall automatically be granted upon the terms and conditions of this Article Three, at the time of such initial election or appointment, a Non-Statutory Option to purchase 50,000 shares of Common Stock. A non-employee Board member who replaces a Board member shall not receive an initial 50,000-share grant if both the new and former Board member are affiliated with the same investment fund or similar entity.

            3. On the date of the Annual Stockholders Meeting held in the third calendar year after the initial 50,000-share grant (under paragraph A.1 or A.2 above) and on the date of every third Annual Stockholders Meeting thereafter, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Stockholders Meeting, a Non-Statutory Option to purchase an additional 50,000 shares of Common Stock. There shall be no limit on the number of such periodic 50,000-share option grants an Eligible Director may receive over his or her period of Board service.

     B. Exercise Price. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.


                                  15.

     C. Payment. The option price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified in
Section I.A.2 of Article Two.

     D. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

     E. Exercisability. Each automatic option under this Article Three shall become exercisable for the option shares in a series of three equal annual installments over the Eligible Director's three (3)-year period of continued service as a non-employee Board member, with the first such installment to become exercisable upon the Eligible Director's completion of one (1) year of Board service measured from the grant date. Each such option shall remain exercisable until the expiration or sooner termination of the option term.

     F. Effect of Termination of Board Membership.

     1. Should the Eligible Director cease to be a Board member for any reason (other than death) while holding an automatic option grant under this Article Three, then he or she shall have a six (6)-month period following the date of such cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time the Eligible Director ceases service as a Board member.

     2. Should the Eligible Director die while serving as a Board member or during the six (6)-month period following his or her cessation of Board service, then the option may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the Eligible Director's cessation of Board membership, by the personal representative of his or her estate or by the person or persons to whom the option is transferred pursuant to the Eligible Director's will or in accordance with the laws of descent and distribution. Any such exercise must, however, occur within twelve (12) months after the date of the Eligible Director's death.

     3. In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable exercise period in accordance with subparagraphs 1, 2 and 3 above or (if earlier) upon the expiration of the ten
(10)-year option term, the automatic grant shall terminate and cease to be exercisable.

     G. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have no stockholder rights with respect to any shares covered by such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.


                                  16.

     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/
          HOSTILE TAKE-OVER


     A. Each automatic option grant outstanding at the time of a Corporate Transaction or a Change in Control shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction or Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares at any time prior to the expiration or sooner termination of the option term. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

     B. Upon the occurrence of a Hostile Take-Over, each outstanding automatic option grant shall automatically be cancelled and the optionee shall in return be entitled to a cash distribution from the Corporation calculated in accordance with Section VI.A of Article Two and payable at the time and in the manner set forth in Section VI.A of Article Two. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution.

     C. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     D. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under this Plan.

     III. REMAINING TERMS

     The remaining terms and conditions of each automatic option grant shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.


                                  17.

                              ARTICLE FOUR
                             MISCELLANEOUS


     I. NO EMPLOYMENT OR SERVICE RIGHTS

     Nothing in the Plan shall confer upon the optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary) or of the optionee, which rights are hereby expressly reserved by each, to terminate the optionee's Service at any time for any reason, with or without cause.

     II. AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect their rights and obligations under their outstanding options. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan is approved by the Corporation's stockholders within twelve (12) months after the date the excess grants are first made.

     III. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of Rule 16b-3 of the Exchange Act) provide any or all holders of outstanding option grants under Article Two with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such options, one or more of such shares with an aggregate fair market value equal to the designated percentage (any multiple of 5% specified by the optionee) of the Federal and state income and employment taxes ("Taxes") incurred in connection with the acquisition of such shares. In lieu of such direct withholding, one or more optionees may also be granted the right to deliver shares of Common Stock to the Corporation in satisfaction of such Taxes. The withheld or delivered shares shall be valued at the Fair Market Value on the applicable determination date for such Taxes or such other date required by the applicable safe-harbor provisions of SEC Rule 16b-3.



                                  18.

     IV. EFFECTIVE DATE AND TERM OF PLAN

     A. The Plan was originally adopted by the Board on September 15, 1993 and restated by the Board on June 9, 1994 to become effective on the September 27, 1994 Effective Date upon the Corporation's initial public offering. The adoption and restatement of the Plan have previously been approved by the Company's stockholders. In October 1995, the Board approved a 750,000-share increase in the number of shares available for issuance under the Plan. On November 10, 1995, the 750,000-share increase was approved by the Corporation's stockholders.

     On April 29, 1998 the Board amended and restated the Plan to effect the following changes: (i) increase the number of shares of Common Stock available for issuance under the Plan by 250,000 shares; (ii) revise the limit on the maximum number of shares for which any one individual may be granted options and separately exercisable stock appreciation rights over the term of the Plan to 625,000 shares; (iii) render non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program of the Plan; (iv) eliminate the restriction that the individuals who serve as Plan Administrator may not receive any discretionary option grants from the Company while serving as Plan Administrator or during the twelve month period preceding appointment as Plan Administrator; (v) require stockholder approval of future amendments to the Plan only to the extent necessary to satisfy applicable laws or regulations; (vi) allow the shares issued under the Plan which are subsequently reacquired by the Company pursuant to the Company's exercise of its repurchase rights to be added back to the share reserve available for future issuance under the Plan; (vii) amend the Automatic Option Grant Program so that (A) each of Messrs. Colloton and Pappajohn shall be granted an option for 50,000 shares of Common Stock on the date of the 1998 Annual Stockholders Meeting and on the date of every third Annual Stockholders Meeting thereafter, provided such individual is to continue to provide service as a non-employee Board member after such meeting, (B) Mr. Patterson shall be granted an option for 50,000 shares of Common Stock on the date of the 1999 Annual Stockholders Meeting and on the date of every third Annual Stockholders Meeting thereafter, provided such individual is to continue to provide services as a non-employee Board member after the date of such meeting and (C) each new non-employee Board member elected or appointed after the 1998 Annual Stockholders Meeting shall receive an option for 50,000 shares of Common Stock at the time of such initial appointment or election and an additional option for 50,000 shares on the date of the Annual Stockholders Meeting held in the third calendar year after the year of the initial 50,000-share grant and on the date of every third Annual Stockholders Meeting thereafter; and (viii) effect a series of additional changes to the provisions of the Plan (including the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. If such stockholder approval is not obtained at the 1998 Annual Stockholders Meeting, then (i) any options previously granted on the basis of the 250,000-share increase shall terminate, and no further options based on such increase shall be granted, (ii) the limit on the maximum number of shares for which any one individual may be granted options and separately exercisable stock appreciation


                                  19.

rights shall not be amended, (iii) non-employee Board members shall not be eligible to receive option grants under the Discretionary Option Grant Program,
(iv) shares of Common Stock reacquired by the Corporation shall not be added back to the reserve available for issuance under the Plan and (v) automatic option grants shall only be made upon an individual's initial appointment or election to the Board. Those options granted under the Plan which are not based on such increase shall remain outstanding in accordance with the terms and conditions of the respective agreements evidencing such options, whether or not the requisite stockholder approval of the share increase is obtained. Subject to the foregoing limitations, the Plan Administrator may grant options under the Plan at any time before the date fixed herein for termination of the Plan.

     B. Unless sooner terminated in accordance with Article Two, Section III, the Plan shall terminate upon the earlier of (i) the expiration of the ten (10) year period measured from the date the Plan is adopted by the Board or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan. Upon such plan termination, each option and unvested share issuance outstanding under the Plan shall continue to have force and effect in accordance with the provisions of the agreements evidencing that option or share issuance.

     V. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

     VI. WITHHOLDING

     The Corporation's obligation to deliver shares upon the exercise of any options granted under the Plan shall be subject to the satisfaction by the optionee of all applicable Federal and state income and employment tax withholding requirements.

     VII. REGULATORY APPROVALS

     The implementation of the Plan, the granting of any option hereunder, and the issuance of Common Stock upon the exercise of any option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.

     VIII. MISCELLANEOUS PROVISIONS

     A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any optionee.

     B. The provisions of the Plan shall be governed by the laws of the state of Maryland, as such laws are applied to contracts entered into and performed in such state.

                                  20.

     C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.


                                  21.

--------------------------------------------------------------------------------

                                 ONCORMED, INC.
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- JUNE 23, 1998
       (THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY)

   The undersigned stockholder of Oncormed, Inc. hereby appoints Douglas Dolginow, M.D. and L. Robert Johnston, Jr., and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Oncormed, Inc. to be held at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland 20814, on June 23, 1998, telephone number (301) 897-9400, at 9:00 A.M. (eastern standard time), or any adjournment thereof.

   1. ELECTION OF DIRECTORS (FOR TERMS AS DESCRIBED IN THE PROXY STATEMENT)

[ ] FOR all nominees below (except as marked to the           [ ] WITHHOLD AUTHORITY to vote for all nominees below
  contrary)

   John W. Colloton, Douglas Dolginow, M.D., John Pappajohn, Wayne C. Patterson, Ph.D. and Timothy J. Triche, M.D., Ph.D.

   INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided below.

   --------------------------------------------------------------------------

   2. RATIFICATION OF ACCOUNTANTS

[ ] FOR                                    [ ] AGAINST                                [ ] ABSTAIN WITH RESPECT TO

   proposal to ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors of the Company as described in the Proxy Statement.
                           (Continued on other side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          (Continued from other side)

   3. AMENDMENT TO THE RESTATED 1993 STOCK OPTION PLAN

[ ] FOR                                    [ ] AGAINST                                [ ] ABSTAIN WITH RESPECT TO

   proposal to approve the amendment to the Restated 1993 Stock Option Plan as described in the Proxy Statement.

   4. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

   UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY MANAGEMENT AS DIRECTORS, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

                                   PLEASE MARK, DATE, SIGN AND MAIL PROMPTLY.

                                                                            Dated: ------------------------------------------ ,
                                                                            1998
                                                                            -----------------------------------------------------
                                                                            Signature of Stockholder
                                                                            -----------------------------------------------------
                                                                            PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                            THE ENVELOPE IN WHICH THIS MATERIAL WAS MAILED. IF
                                                                            SHARES ARE HELD JOINTLY, EACH STOCKHOLDER SHOULD
                                                                            SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC.
                                                                            SHOULD USE FULL TITLE AND, IF MORE THAN ONE, ALL
                                                                            SHOULD SIGN. IF THE STOCKHOLDER IS A CORPORATION,
                                                                            PLEASE SIGN FULL CORPORATE NAME BY AN AUTHORIZED
                                                                            OFFICER.

--------------------------------------------------------------------------------